UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2024 (April 3, 2024)

XAI Octagon Floating Rate & Alternative Income Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange
6.50% Series 2026 Term Preferred Shares (Liquidation Preference $25.00)	XFLTPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

XAI Octagon Floating Rate & Alternative Income Trust (NYSE: XFLT) (the “Trust”) has entered into a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) among the Trust, XA Investments, LLC (the “Adviser”) and Octagon Credit Investors, LLC (“Octagon”), dated as of April 3, 2024. The New Sub-Advisory Agreement was entered into upon the closing of the acquisition of Octagon’s parent company, Conning Holdings Limited, by Generali Investment Holdings, an entity comprising the majority of asset management activities of Generali Group (the “Transaction”). Upon the closing of the Transaction, the previous investment sub-advisory agreement (the “Previous Sub-Advisory Agreement”) among the Trust, the Adviser and Octagon terminated pursuant to its terms. The New Sub-Advisory Agreement was approved by shareholders of the Trust at a special meeting of shareholders held on December 19, 2023 and adjourned to January 24, 2024.

The Trust’s current investment adviser, its investment strategy and fee structure will remain unchanged. Under the New Sub-Advisory Agreement, Octagon will continue to provide investment advisory services to the Trust under terms that are substantially similar in all respects to those of the Previous Sub-Advisory Agreement and for the same fees that are currently in effect.

The foregoing description of the New Sub-Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Sub-Advisory Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The relevant information relating to the termination of the Previous Sub-Advisory Agreement contained in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits

(d)          Exhibits

10.1	Investment Sub-Advisory Agreement among the Trust, XA Investments, LLC and Octagon Credit Investors, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

Date: April 8, 2024	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer

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